UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 9, 2023

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth,	GA	30097
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 9, 2023, Asbury Automotive Group, Inc. (the "Company") held its 2023 annual meeting of stockholders. The results of the matters upon which the stockholders voted are set forth below.

Proposal 1

The nine director nominees named in the Company's proxy statement were elected, each to hold office until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified, based upon the following votes:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Thomas J. Reddin	20,061,178	145,509	711,197
Joel Alsfine	20,127,164	79,523	711,197
William D. Fay	20,149,161	57,526	711,197
David W. Hult	20,149,136	57,551	711,197
Juanita T. James	19,768,275	438,412	711,197
Philip F. Maritz	20,000,163	206,524	711,197
Maureen F. Morrison	20,110,417	96,270	711,197
Bridget Ryan-Berman	20,115,107	91,580	711,197
Hilliard C. Terry, III	20,143,120	63,567	711,197

Proposal 2

The proposal to approve an advisory resolution on the compensation of the Company’s named executive officers was approved based on the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
20,076,298	125,654	4,735	711,197

Proposal 3

The "1 year" option for the advisory vote on the frequency of future advisory votes on executive compensation was approved based on the following votes:

1 YEAR	2 YEAR	3 YEAR	ABSTAIN	BROKER NON-VOTES
19,666,263	13,730	522,933	4,735	711,197

With respect to Proposal 3, the Company has determined that it will continue to hold an advisory vote to approve the compensation of its named executive officers every year until the next required advisory vote on the frequency of the advisory vote on executive compensation.

Proposal 4

The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 was approved based on the following votes:

FOR	AGAINST	ABSTAIN
20,849,511	65,113	3,260

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: May 11, 2023	By:	/s/ George A Villasana
	Name:	George A. Villasana
	Title:	Senior Vice President, Chief Legal Officer & Secretary